Exhibit 99.1

Our Business is Your Health(tm) Corporate Presentation January 2007

Forward Looking Statements The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in our documents filed from time to time with the United States Securities and Exchange Commission and other regulatory authorities. Statements regarding the regulatory status and/or regulatory compliance of our products, our ability to secure additional financing, our ability to sustain market acceptance for our products, our dependence on collaborators, our ability to find and execute strategic transactions, or potential exposure to litigation, our exposure to product liability claims, and our prices, future revenues and income and cash flows and other statements that are not historical facts contain predictions, estimates and other forward-looking statements. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved and these statements will prove to be accurate. Important factors could cause actual results to differ materially from those included in the forward-looking statements.

Auriga Highlights Emerging, sales-focused pharmaceutical company with an industry- changing sales model Acquires valuable brand portfolios no longer a strategic focus for large pharmaceutical companies and capitalizes on untapped marketplace opportunities with newly developed products Rapidly expanding intellectual property portfolio and robust development pipeline with strong, long-term growth potential National Sales Force more than doubled to 100 Associates since Dec. 06 (Now targeting 200 by end of first half of 2007) Monthly Dispensed Prescriptions for Extendryl(r) product line increased 146% (Dec 05 to Dec 06) Annualized Revenue projected to grow from $7M to $26M in 2007

Auriga Target Markets Auriga current product lineup targets three large and growing market segments: Respiratory (cough, cold and allergy), Dermatology, and Dry Mouth (Xerostomia) markets Sources: IMS Health, Retail Drug Monitor; The Consumer Healthcare Products Association (CHPA), https://www.chpa-info.org, and IMS Health, NPA, Nov 2006 Target Market Market Size Respiratory $8.3B Dermatology $4.6B Dry Mouth (Xerostomia) $2.0B Total $14.9B

Respiratory Products On The Market Extendryl(r) Auriga's first brand consists of eight products that provide relief of various cough, cold, and allergy symptoms. Levall(r) The Levall family of common cold remedy prescription drug products is the newest addition to Auriga's respiratory line.

2007 Planned Product Launches Aquoral(tm) spray for xerostomia Recently cleared 510(k) Rx device Launch scheduled for Feb 2007 Zinx(tm) zinc cough, cold, and allergy products 4 OTC SKUs 4 Rx SKUs Dermatology Products 2 Akurza(tm) (dry skin) SKUs 5 Xyralid(tm) (anti-itch) SKUs (tm) (tm)

Target Prescribers

Auriga Sales Team
200+ reps*

Primary Care
- Aquoral
- Extendryl
- Levall
- Zinx

Dermatologists
- Akurza
- Xyralid

Pediatricians
- Extendryl
- Levall

Psychiatrists
- Aquoral
- Acquisition product

Allergists
- Extendryl
- Levall
- Zinx

Rheumatologists
- Aquoral

*Represents expected size of sales force by July 2007.

7

Auriga

Unique Sales Model Unlike other pharma companies, Auriga's sales representatives are 100% commission based Creates a highly-motivated sales force Lower risk to Auriga - only pays for performance Attractive opportunity for top, highly-experienced, highly-effective pharma sales people to earn "uncapped" income

7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1/2007 Actual Calls 881 976 930 1536 4140 4553 6200 Sales Force Expansion and Sales Calls Reps Actual* 15 14 25 34 44 54 76 Reps Forecast 15 14 14 23 34 46 61 88 123 158 173 200 *Rep count on last day of month

Levall & Extendryl TRx Performance 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1/2007 Levall 7685 10764 13743 14037 15225 15068 Extendryl 7509 8766 11073 10970 12631 14520 * Includes Levall branded Rx & Auriga-owned Levall generics

Auriga Gross Annual Revenue 2005 2006 2007 2008 2009 Auriga Revenue 3.75 7.6 26.41 Revenue in Millions

Business Model Comparison (Illustrative Purposes Only) Auriga Industry Auriga Industry Auriga Industry Revenue (millions) $26.4 $26.4 $50.0 $50.0 $125.0 $125.0 COGS (1) 9.2 9.2 17.5 17.5 43.8 43.8 Gross Margin 17.2 17.2 32.5 32.5 81.3 81.3 Commission/Sales Force Expense (2) 4.2 27.0 8.0 27.0 25.6 27.0 Net Margin 13.0 (9.8) 24.5 5.5 55.7 54.3 Marketing Expense (3) 2.6 2.6 5.0 5.0 12.5 12.5 G&A (4) 3.8 3.8 3.8 3.8 3.8 3.8 R&D (4) 1.6 1.6 1.6 1.6 1.6 1.6 EBITDA $ 5.0 $(17.9) $14.1 $ (4.9) $37.8 $36.4 Notes: Assumes the same COGS at 35% for both Auriga and Industry. Auriga commissions are at 35% of Gross Margin. Industry sales force expense assumes 200 reps fully loaded at $135,000 per year. Assumes for both Auriga and Industry that Marketing Expense is 10% of revenue. Assumes fixed G&A and R&D for both Auriga and Industry.

Product Development Pipeline 2 - 510(k) Device Applications 4 - 505(b)(2) New Drug Applications

Fast-Growing Patent Portfolio Rapid Dissolve/Extended Release (RD/ER) provisional patent filed Apr. 2006 Novel mixed-release tablet formulation containing cough/cold therapeutic agents that provides immediate and extended dosing Orchestrated Therapy (OT) utility patent filed 31 July 2006 Sequential release formulations of cough/cold/allergy actives Corticosteroid Solubilization provisional patent filed Sept. 2006 Method for enhancing the solubility and bioavailability of fluticasone Multiphasic Methscopolamine Release provisional patent filed Sept. 2006 Various release profiles of methscopolamine across multiple dosage forms and combinations Multi-Phase Release Potassium Guaiacolsulfonate Compositions provisional patent filed Oct. 2006 Various release profiles of K Guai as expectorant and use in fibromyalgia Coadministration of Zinc & Cough/Cold Drugs utility patent and PCT filed 12 Jan 2007 Treatment of symptoms with drugs; immune system augmentation

Key Statistics: ARGA (OTCBB) Stock Price (1/22/06) $0.65 Avg. Daily Trading (3 mo.) 16,700 26 Week Low/High $0.59-$2.50 Shares Outstanding 41.3M Fully-diluted 57.1M Public Float, est. 12.0M Market Capitalization $26.9M Enterprise Value (11-06) $26.3M Revenues (ttm, Q3 '06) $8.1M Diluted EPS (ttm, Q3 '06) ($1.48) Cash & Equiv. (11-06) $414.4K Total Assets (11-06) $11.1M Total Liabilities (11-06) $5.7M Insiders & Affiliates 46.0% Price/Sales (ttm, Q3 '06) 3.28 Price/Book (mrq) 6.60 Enterprise Value/Rev. 3.23 (ttm, Q3 '06) Founded Apr. 2005 Year End Dec. 31

Key Considerations Sales driven w/ industry-changing sales model Projected revenue growth: $7M to $26M in 2007 Healthy Net Margins National Sales Force numbers increasing exponentially

For More Information Auriga Laboratories, Inc. 2029 Century Park East, Ste. 1130 Los Angeles, CA 90067 Toll Free 877-AURIGA8 www.aurigalabs.com Philip S. Pesin Founder, Chairman & CEO ppesin@aurigalabs.com Charles R Bearchell, CPA, JD CFO cbearchell@aurigalabs.com

Our Business is Your Health(tm) ARGA